UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 25, 2011

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 25, 2011, Shutterfly, Inc. (“Company”) held its Annual Meeting of stockholders in Redwood City, CA (“Annual Meeting”).  As of March 30, 2011, the Company’s record date, there were a total of 29,319,616 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 27,370,149 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.  Four items of business were acted upon by stockholders at the Annual Meeting.

All matters voted upon at the Annual Meeting were approved.  The final voting results are as follows:

Proposal 1 – Election of Directors

Mr. Philip A. Marineau and Mr. Brian T. Swette were elected to serve as directors of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows with respect to Mr. Marineau’s and Mr. Swette’s election:

	FOR	WITHHELD	BROKER NON-VOTES
Philip A. Marineau	25,472,515	390,066	1,507,568
Brian T. Swette	25,472,507	390,074	1,507,568

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors will continue to serve as directors of the Company after the annual meeting: Mr. Jeffrey T. Housenbold, Mr. Eric J. Keller, Mr. Stephen Killeen, Ms. Nancy J. Schoendorf and Mr. James N. White.

Proposal 2 – Approval, by non-binding vote, of the Compensation of our Named Executive Officers

Based on the non-binding votes set forth below, the Company’s compensation for its named executive officers was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,266,928	594,359	1,294	1,507,568

Proposal 3 – Approval, by non-binding vote, of the frequency of the non-binding vote on executive compensation

Based on the non-binding votes set forth below, the vote of every One Year received the largest number of votes.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
8,852,382	113,548	16,893,117	3,534	1,507,568

Proposal 4 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,338,646	30,070	1,433	-----

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Mark J. Rubash
Mark J. Rubash
Senior Vice President and Chief Financial Officer

Date:  June 1, 2011